UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2025

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

1675 N. Freedom Blvd (200 West) Building 1
Provo,	Utah	84604	(626)	765-2000
(Address of Principal Executive Offices)			(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective March 7, 2025, the Board of Directors (the “Board”) of Green Dot Corporation (“Green Dot” or the “Company”) appointed William I Jacobs as interim Chief Executive Officer of Green Dot and Chris Ruppel as interim President of Green Dot and interim Chief Executive Officer and President of Green Dot Bank (the “Bank”). On the same date, George Gresham ceased serving as President and Chief Executive Officer of the Company and the Bank and as a member of the Board. Mr. Jacobs will continue to serve as Chairperson of the Board.
Mr. Jacobs, age 83, has served as the Chairperson of the Board since June 2016 and served as the Company’s interim Chief Executive Officer from January 2020 to the end of March 2020. Mr. Jacobs served as a member of the board of directors of Global Payments, Inc., a payment processing services company, from 2001 to April 2022, during which time he served as the Chairman of the board of directors from June 2014 until September 2019. He also served as Lead Independent Director of that company from 2003 to May 2014 and as one of its business advisors from August 2002 until September 2019. Prior to joining the board of directors of Global Payments, Mr. Jacobs served as Managing Director and Chief Financial Officer of The New Power Company from 2000 to 2002. From 1995 to 2000, Mr. Jacobs served in various senior roles at MasterCard International. Prior to MasterCard, Mr. Jacobs served as Executive Vice President, Chief Operating Officer of Financial Security Assurance, Inc., from 1984 to 1994. Mr. Jacobs previously served on the board of directors of Asset Acceptance Capital Corp., Investment Technology Group, Inc., and Alpharma, Inc. Mr. Jacobs has served on the board of directors of Repay Holdings Corporation, a publicly traded financial technology company, since July 2019. He holds a B.S. degree in Business Administration from American University and a J.D. from American University Washington College of Law.
Mr. Ruppel, age 53, has served as the Company’s Chief Revenue Officer since November 2022. Previously, he had served as the Company’s Head of Direct to Consumer from March 2022 to November 2022 and as General Manager of Wage and Corporate Disbursements from March 2017 to March 2022. Mr. Ruppel joined the Company in connection with its March 2017 acquisition of UniRush LLC, where he had served as that company’s President of rapid! PayCard since January 2015. Mr. Ruppel founded rapid! PayCard, a prepaid payroll debit card provider, and served as its Chief Executive Officer from January 2004 until March 2011, when it was acquired by WEX Inc. Following the acquisition of rapid! PayCard, he served in leadership positions at WEX Inc., including most recently as General Manager of Prepaid Cards, The Americas, from March 2013 to January 2014. Mr. Ruppel received B.A. degrees in English and Finance from Florida State University.
Item 7.01. Regulation FD Disclosure.
On March 10, 2025, the Company issued a press release relating to the matters described above in Item 5.02 as well as certain other matters. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press Release dated March 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding Green Dot’s plans and other future events that involve risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements contained in this communication, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, Green Dot’s ability to achieve the expected cost savings and other benefits from its processor conversions, impacts from and changes in general economic conditions on Green Dot’s business, results of operations and financial condition, shifts in consumer behavior towards electronic payments, the timing and impact of revenue growth activities, Green Dot’s dependence on revenues derived from Walmart or other large partners, the timing and impact of non-renewals or terminations of agreements with other large partners, the impact of competition, Green Dot’s reliance on retail distributors for the promotion of its products and services, demand for Green Dot’s new and existing products and services, continued and improving returns from Green Dot’s investments in strategic initiatives, Green Dot’s ability to operate in a highly regulated environment, including with respect to any restrictions imposed on its business, changes to governmental policies or rulemaking or enforcement priorities affecting financial institutions or to existing laws or regulations affecting Green Dot’s operating methods or economics, Green Dot’s reliance on third-party vendors, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud, developments in the financial services industry that impact debit card usage generally, business interruption or systems failure, economic, political and other conditions that may adversely affect trends in consumer spending and Green Dot’s involvement in litigation or investigations. These and other risks are discussed in greater detail in Green Dot’s SEC filings, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q available on Green Dot’s investor relations website at ir.greendot.com and on the SEC website at www.sec.gov. All information provided in this communication and in the exhibits are as of the date hereof, and Green Dot assumes no obligation to update this information as a result of future events or developments, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ Amy Pugh
Amy Pugh
General Counsel

Date: March 10, 2025